FIDELITY
DESTINY
PORTFOLIOS:
DESTINY I
DESTINY II
Annual Report
Annual Report
September 30, 1998
September 30, 1995
Printed on recycled paper
6i-64780

FIDELITY
DESTINY
PORTFOLIOS:
DESTINY I
DESTINY II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Abigail P. Johnson, VICE PRESIDENT
George A. Vanderheiden, VICE PRESIDENT
Beth Terrana, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Boston, MA
 DES-ANN-1198
 1.537812.101
6i
* INDEPENDENT TRUSTEES


CONTENTS


ANNUAL REPORT

PERFORMANCE                         A-2   How the funds have done over time.

FUND TALK                           A-4   The managers' review of the funds' performance,
                                          strategy and outlook.

INVESTMENT CHANGES                  A-10  A summary of major shifts in the funds' investments
                                          over the past six months.

DESTINY I

 INVESTMENTS                        A-11  A complete list of the fund's investments
                                          with their market values.

 FINANCIAL STATEMENTS               A-16  Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

DESTINY II

 INVESTMENTS                        A-20  A complete list of the fund's investments
                                          with their market values.

 FINANCIAL STATEMENTS               A-25  Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

NOTES                               A-29  Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   A-32  The auditors' opinion

DISTRIBUTIONS                       A-33




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS
REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION.
SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT
RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FIDELITY DESTINY PORTFOLIOS: DESTINY I

PERFORMANCE: THE BOTTOM LINE


$10,000 OVER 10 YEARS
             Destiny I                   S&P 500
             00006                       SP001
  1988/09/30      10000.00                    10000.00
  1988/10/31      10134.23                    10278.00
  1988/11/30       9899.33                    10131.02
  1988/12/31      10168.21                    10308.32
  1989/01/31      11029.78                    11062.89
  1989/02/28      10782.40                    10787.42
  1989/03/31      11029.78                    11038.77
  1989/04/30      11533.07                    11611.68
  1989/05/31      12241.09                    12081.95
  1989/06/30      11968.12                    12013.09
  1989/07/31      12769.97                    13097.87
  1989/08/31      13115.67                    13354.59
  1989/09/30      13222.52                    13299.83
  1989/10/31      12777.32                    12991.28
  1989/11/30      12839.65                    13256.30
  1989/12/31      12765.27                    13574.45
  1990/01/31      12001.62                    12663.60
  1990/02/28      12256.17                    12826.96
  1990/03/31      12520.15                    13166.88
  1990/04/30      12114.75                    12837.71
  1990/05/31      13453.50                    14089.38
  1990/06/30      13425.22                    13993.57
  1990/07/31      13048.11                    13948.80
  1990/08/31      11711.95                    12687.82
  1990/09/30      10922.60                    12069.93
  1990/10/31      10843.66                    12018.03
  1990/11/30      11771.15                    12794.39
  1990/12/31      12363.16                    13151.35
  1991/01/31      13695.18                    13724.75
  1991/02/28      14642.40                    14706.07
  1991/03/31      14987.74                    15061.96
  1991/04/30      15175.21                    15098.11
  1991/05/31      16082.96                    15750.35
  1991/06/30      15027.21                    15028.98
  1991/07/31      16023.76                    15729.33
  1991/08/31      16567.40                    16102.12
  1991/09/30      16288.00                    15833.21
  1991/10/31      16215.56                    16045.38
  1991/11/30      15222.14                    15398.75
  1991/12/31      17175.02                    17160.36
  1992/01/31      17360.64                    16841.18
  1992/02/29      17993.92                    17060.12
  1992/03/31      17589.93                    16727.44
  1992/04/30      18223.21                    17219.23
  1992/05/31      18376.07                    17303.61
  1992/06/30      18059.43                    17045.78
  1992/07/31      18790.98                    17742.95
  1992/08/31      18292.79                    17379.22
  1992/09/30      18477.07                    17584.30
  1992/10/31      18366.50                    17645.84
  1992/11/30      19251.04                    18247.57
  1992/12/31      19777.43                    18472.01
  1993/01/31      20388.17                    18627.18
  1993/02/28      20453.14                    18880.51
  1993/03/31      21466.70                    19278.89
  1993/04/30      21596.64                    18812.34
  1993/05/31      22207.38                    19316.51
  1993/06/30      22376.31                    19372.53
  1993/07/31      22662.18                    19295.04
  1993/08/31      23442.90                    20026.32
  1993/09/30      23442.90                    19872.11
  1993/10/31      24304.98                    20283.47
  1993/11/30      24152.03                    20090.77
  1993/12/31      25002.44                    20333.87
  1994/01/31      26593.91                    21025.22
  1994/02/28      26192.32                    20455.44
  1994/03/31      24957.81                    19563.58
  1994/04/30      25701.49                    19814.00
  1994/05/31      25894.85                    20138.95
  1994/06/30      25166.04                    19645.54
  1994/07/31      25998.96                    20289.92
  1994/08/31      27173.97                    21121.80
  1994/09/30      26326.18                    20604.32
  1994/10/31      26906.25                    21067.92
  1994/11/30      25984.09                    20300.62
  1994/12/31      26109.88                    20601.68
  1995/01/31      26360.08                    21135.88
  1995/02/28      27253.64                    21959.55
  1995/03/31      28022.10                    22607.57
  1995/04/30      29076.50                    23273.37
  1995/05/31      30434.72                    24203.60
  1995/06/30      31471.25                    24765.85
  1995/07/31      32597.14                    25587.09
  1995/08/31      32883.08                    25651.31
  1995/09/30      33562.18                    26733.80
  1995/10/31      33830.25                    26638.36
  1995/11/30      34795.30                    27807.78
  1995/12/31      35757.54                    28343.36
  1996/01/31      36425.37                    29308.17
  1996/02/29      36291.80                    29579.85
  1996/03/31      36196.40                    29864.71
  1996/04/30      36883.31                    30304.91
  1996/05/31      37684.70                    31086.48
  1996/06/30      37951.84                    31204.92
  1996/07/31      36787.90                    29826.28
  1996/08/31      37093.20                    30455.32
  1996/09/30      38944.04                    32169.35
  1996/10/31      40432.35                    33056.58
  1996/11/30      43504.37                    35555.32
  1996/12/31      42389.01                    34850.97
  1997/01/31      44462.96                    37028.46
  1997/02/28      44865.05                    37318.76
  1997/03/31      42558.31                    35785.34
  1997/04/30      44695.75                    37921.72
  1997/05/31      47573.88                    40230.40
  1997/06/30      49097.60                    42032.72
  1997/07/31      52822.25                    45377.26
  1997/08/31      50917.60                    42835.23
  1997/09/30      53076.20                    45181.31
  1997/10/31      51996.90                    43672.26
  1997/11/30      53880.38                    45693.84
  1997/12/31      55497.58                    46478.41
  1998/01/31      55708.87                    46992.46
  1998/02/28      59300.71                    50381.56
  1998/03/31      61225.76                    52961.59
  1998/04/30      61108.38                    53494.39
  1998/05/31      60591.90                    52574.82
  1998/06/30      62141.33                    54710.41
  1998/07/31      62352.61                    54127.74
  1998/08/31      54253.35                    46301.95
  1998/09/30      57704.34                    49268.06
IMATRL PRASUN   SHR__CHT 19980930 19981005 122948 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Destiny I on September 30, 1988. As the chart shows, by September 30, 1998, the value of the investment would have grown to $57,704 - a 477.04% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,268 - a 392.68% increase. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1  PAST 5   PAST 10
SEPTEMBER 30, 1998                   YEAR    YEARS    YEARS

Destiny I                            8.72%   146.15%  477.04%

S&P 500 (registered trademark)       9.05%   147.93%  392.68%

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED           PAST 1   PAST 5  PAST 10
SEPTEMBER 30, 1998      YEAR     YEARS   YEARS

Destiny I               8.72%    19.74%  19.16%

$50/month 15-Year Plan  -48.03%  15.42%  17.60%

The charts above show Destiny I total returns, which include changes in share price and reinvestment of dividends and capital gains. The fund's cumulative total returns and average annual total returns do not include the effects of the separate sales charges and custodian fees assessed through Fidelity Systematic Investment Plans (the Plans); the figures provided for a "$50/month 15-year plan" illustrate the fund's performance adjusted to reflect fees and sales charges assessed by the Plans. The illustrations assume an initial investment at the beginning of each period shown. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. As shares of the funds may be acquired only through the Plans, investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan. The rate (%) of deductions decreases proportionately as Plan sizes increase. Figures for the S&P 500, a widely recognized, unmanaged index of common stocks, include reinvestment of dividends. All performance numbers are historical; the fund's share price and return will vary and you may have a gain or loss when you sell your shares.
FIDELITY DESTINY PORTFOLIOS: DESTINY II

PERFORMANCE: THE BOTTOM LINE


$10,000 OVER 10 YEARS
             Destiny II                  S&P 500
             00306                       SP001
  1988/09/30      10000.00                    10000.00
  1988/10/31      10021.95                    10278.00
  1988/11/30       9709.11                    10131.02
  1988/12/31      10023.73                    10308.32
  1989/01/31      10862.35                    11062.89
  1989/02/28      10647.03                    10787.42
  1989/03/31      10783.02                    11038.77
  1989/04/30      11406.32                    11611.68
  1989/05/31      12125.94                    12081.95
  1989/06/30      11695.30                    12013.09
  1989/07/31      12397.92                    13097.87
  1989/08/31      12794.07                    13354.59
  1989/09/30      12865.95                    13299.83
  1989/10/31      12446.67                    12991.28
  1989/11/30      12566.46                    13256.30
  1989/12/31      12671.38                    13574.45
  1990/01/31      11847.33                    12663.60
  1990/02/28      12069.19                    12826.96
  1990/03/31      12367.11                    13166.88
  1990/04/30      11986.78                    12837.71
  1990/05/31      13355.97                    14089.38
  1990/06/30      13381.33                    13993.57
  1990/07/31      12905.92                    13948.80
  1990/08/31      11509.53                    12687.82
  1990/09/30      10650.52                    12069.93
  1990/10/31      10573.01                    12018.03
  1990/11/30      11658.09                    12794.39
  1990/12/31      12351.74                    13151.35
  1991/01/31      13738.63                    13724.75
  1991/02/28      14812.98                    14706.07
  1991/03/31      15281.78                    15061.96
  1991/04/30      15581.30                    15098.11
  1991/05/31      16466.82                    15750.35
  1991/06/30      15301.32                    15028.98
  1991/07/31      16375.66                    15729.33
  1991/08/31      17019.14                    16102.12
  1991/09/30      16728.51                    15833.21
  1991/10/31      16657.63                    16045.38
  1991/11/30      15580.20                    15398.75
  1991/12/31      17468.37                    17160.36
  1992/01/31      17804.87                    16841.18
  1992/02/29      18552.66                    17060.12
  1992/03/31      17984.34                    16727.44
  1992/04/30      18590.05                    17219.23
  1992/05/31      18874.21                    17303.61
  1992/06/30      18455.45                    17045.78
  1992/07/31      19195.76                    17742.95
  1992/08/31      18638.84                    17379.22
  1992/09/30      18696.37                    17584.30
  1992/10/31      18688.15                    17645.84
  1992/11/30      19625.03                    18247.57
  1992/12/31      20173.07                    18472.01
  1993/01/31      20869.59                    18627.18
  1993/02/28      20921.18                    18880.51
  1993/03/31      21798.27                    19278.89
  1993/04/30      21798.27                    18812.34
  1993/05/31      22554.97                    19316.51
  1993/06/30      22752.75                    19372.53
  1993/07/31      22967.72                    19295.04
  1993/08/31      23811.17                    20026.32
  1993/09/30      23873.80                    19872.11
  1993/10/31      24768.62                    20283.47
  1993/11/30      24670.19                    20090.77
  1993/12/31      25580.70                    20333.87
  1994/01/31      27191.86                    21025.22
  1994/02/28      26862.09                    20455.44
  1994/03/31      25552.44                    19563.58
  1994/04/30      26315.62                    19814.00
  1994/05/31      26504.06                    20138.95
  1994/06/30      25722.03                    19645.54
  1994/07/31      26560.59                    20289.92
  1994/08/31      27776.03                    21121.80
  1994/09/30      26899.78                    20604.32
  1994/10/31      27483.94                    21067.92
  1994/11/30      26607.70                    20300.62
  1994/12/31      26726.15                    20601.68
  1995/01/31      27006.11                    21135.88
  1995/02/28      27889.09                    21959.55
  1995/03/31      28642.85                    22607.57
  1995/04/30      29687.34                    23273.37
  1995/05/31      31022.57                    24203.60
  1995/06/30      32067.07                    24765.85
  1995/07/31      33165.40                    25587.09
  1995/08/31      33456.14                    25651.31
  1995/09/30      34156.06                    26733.80
  1995/10/31      34436.03                    26638.36
  1995/11/30      35372.84                    27807.78
  1995/12/31      36336.97                    28343.36
  1996/01/31      37016.17                    29308.17
  1996/02/29      36857.69                    29579.85
  1996/03/31      36733.17                    29864.71
  1996/04/30      37412.37                    30304.91
  1996/05/31      38193.44                    31086.48
  1996/06/30      38442.48                    31204.92
  1996/07/31      37321.81                    29826.28
  1996/08/31      37627.44                    30455.32
  1996/09/30      39427.31                    32169.35
  1996/10/31      40853.62                    33056.58
  1996/11/30      43943.96                    35555.32
  1996/12/31      42826.22                    34850.97
  1997/01/31      44855.02                    37028.46
  1997/02/28      45334.56                    37318.76
  1997/03/31      43047.54                    35785.34
  1997/04/30      45076.35                    37921.72
  1997/05/31      47879.79                    40230.40
  1997/06/30      49318.39                    42032.72
  1997/07/31      52970.24                    45377.26
  1997/08/31      51015.21                    42835.23
  1997/09/30      53117.79                    45181.31
  1997/10/31      52048.06                    43672.26
  1997/11/30      53966.20                    45693.84
  1997/12/31      55519.73                    46478.41
  1998/01/31      55721.03                    46992.46
  1998/02/28      59425.03                    50381.56
  1998/03/31      61317.29                    52961.59
  1998/04/30      60995.20                    53494.39
  1998/05/31      60230.25                    52574.82
  1998/06/30      63571.90                    54710.41
  1998/07/31      64095.29                    54127.74
  1998/08/31      54191.12                    46301.95
  1998/09/30      56647.03                    49268.06
IMATRL PRASUN   SHR__CHT 19980930 19981005 124911 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Destiny II on September 30, 1988. As the chart shows, by September 30, 1998, the value of the investment would have grown to $56,647 - a 466.47% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,268 - a 392.68% increase. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 1  PAST 5   PAST 10
SEPTEMBER 30, 1998        YEAR    YEARS    YEARS

Destiny II                6.64%   137.28%  466.47%

S&P 500                   9.05%   147.93%  392.68%

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED           PAST 1   PAST 5  PAST 10
SEPTEMBER 30, 1998      YEAR     YEARS   YEARS

Destiny II              6.64%    18.86%  18.94%

$50/month 15-Year Plan  -49.02%  14.58%  17.38%

The charts above show Destiny II total returns, which include changes in share price and reinvestment of dividends and capital gains. The fund's cumulative total returns and average annual total returns do not include the effects of the separate sales charges and custodian fees assessed through Fidelity Systematic Investment Plans (the Plans); the figures provided for a "$50/month 15-year plan" illustrate the fund's performance adjusted to reflect fees and sales charges assessed by the Plans. The illustrations assume an initial investment at the beginning of each period shown. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. As shares of the funds may be acquired only through the Plans, investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan. The rate (%) of deductions decreases proportionately as Plan sizes increase. Figures for the S&P 500, a widely recognized, unmanaged index of common stocks, include reinvestment of dividends. All performance numbers are historical; the fund's share price and return will vary and you may have a gain or loss when you sell your shares.
FIDELITY DESTINY PORTFOLIOS: DESTINY I

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The 12-month period that drew to a close on September 30, 1998, is one equity investors will remember for years to come. The period began as it ended: with extreme volatility. In October 1997, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - tumbled over 550 points in one day on the news of worsening economic conditions in Asia. The Dow rebounded the following day, however, rising 330 points as investors focused on higher-quality stocks with strong liquidity and minimal international exposure. This trend continued in the first and second quarters of 1998, as U.S.
economic growth chugged along on the rails of near-record lows for inflation, unemployment and interest rates. Unfortunately, emerging markets - particularly in Russia and Latin America - seemed to catch the so-called "Asian contagion," causing a free-fall in the U.S. stock market. On August 31, the Dow plunged 512.61 points - erasing all previous gains for the year. Appropriately, the Dow closed on September 30 with a 237.90 loss, triggered by investor disappointment over a lower-than-hoped-for decrease in the federal funds rate. For the 12-month period ended September 30, 1998, the Dow eked out a barely positive gain of 0.40%, while the Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks - returned 9.05%. As a safe haven from turbulent stock markets worldwide, bond markets reaped the benefits from the flight to quality. The Lehman Brothers Aggregate Bond
Index - a broad measure of the U.S. taxable investment-grade bond market - returned 11.51% over the past year. Meanwhile, Treasury-bond yields
- which move in the opposite direction of bond prices - fell to their lowest level in over three decades, as the yield on the benchmark 30-year bond fell to 4.96%. The Lehman Brothers
Corporate Bond Index returned 11.07% for the
12-month period.

AN INTERVIEW WITH
GEORGE A. VANDERHEIDEN,
PORTFOLIO MANAGER OF
FIDELITY DESTINY I PORTFOLIO
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended September 30, 1998, Destiny I returned 8.72%. The growth funds average returned -1.44% in that same time span, according to Lipper Analytical Services. The Standard & Poor's 500 Index had a 12-month return of 9.05% as of September 30, 1998.
Q. WHICH MARKET SECTORS HELPED FUND PERFORMANCE?
A. Over the past year, the fund's performance was helped by limited exposure - relative to its benchmark - to such economically sensitive segments as basic industries, energy, and aerospace and defense. Strong growth in consumer spending helped propel the retail sector to solid gains, and while some of the fund's retail stocks performed poorly towards the end of the period, the fund benefited from an overall emphasis on retail stocks during the past 12 months. Additionally, good stock selection in the finance, utilities and nondurables sectors contributed to Destiny I's performance relative to the S&P 500. Some of the better performers resided in the finance sector, as declining interest rates and an increase in home refinancing activity fueled a strong price increase for fund holdings such as Fannie Mae and Freddie Mac. In the utilities area, Vodafone Group - a telecommunications company based in the United Kingdom - benefited from strong earnings growth. The decline in interest rates and accompanying concern over a deceleration in corporate earnings growth also propelled bonds to strong gains. As a result, the fund's bond holdings helped relative performance.
Q. WHICH MARKET SECTORS HURT FUND PERFORMANCE?
A. On the flip side, disappointing returns from some of the fund's positions in the health care, technology and durables sectors hurt performance. Throughout much of the past year, I believed the ongoing economic problems in Asia posed formidable investment risks - particularly in the technology sector - even though the immediate concerns faced by U.S. investors seemed, at times, to diminish. Consequently, Destiny I remained underweighted in the technology sector, a stance that hurt performance as technology outperformed the S&P 500 during the period. At the same time, disappointing returns from technology holdings such as Compaq Computer and SCI Systems, for example, detracted from fund performance as both stocks declined due to concerns over earnings growth. Several of the fund's health care holdings had weak returns during the period, including Columbia/HCA Healthcare. As the period progressed, market sentiment turned against Columbia due to the uncertainty surrounding resolution of the government's investigation of the company's billing practices and Columbia's weaker-than-expected operating revenues.
Q. HOW DID THE MARKET VOLATILITY OVER THE PAST YEAR AFFECT YOUR INVESTMENT DECISIONS?
A. Over much of the past 12 months, I positioned Destiny I for an environment of economic weakness. For instance, I focused the fund's stock selection on companies I believed were less sensitive to downturns in the domestic economy and to disruption in foreign markets. Fannie Mae, Freddie Mac, Wal-Mart Stores and Home Depot are all examples of fund holdings that - despite the emergence of a global financial crisis and increased market volatility - met or exceeded earnings growth expectations during the period. Fannie Mae, a federally chartered company that helps provide low- and moderate-income family housing by purchasing mortgage loans from lenders, was the fund's top individual contributor during the year. The company has proven capable of performing well in both economic booms and busts, and the market has consistently rewarded them for it. I also maintained an allocation to bonds to hedge against a deceleration in corporate earnings growth, a downturn in the stock market and a financial crisis outside of the U.S. The fund's bond positions performed pretty much as I expected they would, and this allocation helped the fund's performance relative to the S&P 500. At the end of the period, bonds accounted for around 13% of the fund's total assets.
Q. WHAT FACTORS HAVE CONTRIBUTED TO THE RECENT WEAK PERFORMANCE OF THE STOCK MARKET?
A. The ongoing economic weakness in Asia and other overseas countries, a lack of pricing power - or the ability of companies to set prices - across almost all industry groups and rising labor costs all began to overwhelm the "Goldilocks" economic scenario, which was a widely held view earlier in the year. In this scenario, real Gross Domestic Product, or GDP, was forecast to grow between 2.5% to 3% per year, inflation would stay restrained, corporate profits would grow at their long-term growth rate of 7% to 8% and the stock market would rise in-line with corporate earnings. During the past few months, however, speculation has intensified that economic turmoil in Asia and other emerging countries would further slow the already softening domestic economy, leading to a reduction in corporate profits and pushing the U.S. into a recession. Corporate profits are dependent upon both unit volume and pricing power. The pricing side of the earnings equation has remained weak, but it has also become apparent that volume increases would not be sufficient to maintain earnings growth rates. Further, the stock market has become somewhat disconnected from interest rates. Consequently, lower rates were no longer enough to support already stretched stock market values.
Q. WHAT'S YOUR OUTLOOK?
A. Let me first say that I don't know how the U.S. stock market will perform over the next year. My positioning of Destiny I, however, should continue to reflect an environment of anemic pricing power, flat-to-declining corporate earnings and decreasing inflation. Over the past year, consumer spending was robust, retail sales were strong, GDP growth was healthy and many companies reported strong top-line revenue growth. Nevertheless, U.S. corporate earnings growth has decelerated and in many cases has turned negative. A lack of pricing power across a broad number of industries, wage inflation and a decrease in exports has contributed to this weakness in earnings growth. While the recent correction brought stock values back to more reasonable levels compared to their underlying fundamentals, many economic forecasts remain downcast. Deterioration in underlying fundamental business prospects and the fact that many stock valuations remain overextended still pose the risk of further stock market declines. In addition, the turmoil in Asia and other economies around the world has continued to roll on. From my standpoint, I believe the U.S. is already in an earnings recession; the question remains if this will evolve into an economic recession as well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE VANDERHEIDEN ON MANAGING
THE FUND THROUGH MARKET DOWNTURNS:
"Even though I discussed the importance of being a long-term investor in the fund's annual report 12 months ago, the message bears repeating given the recent market volatility we've seen. Seeing the personal financial impact of the recent market decline in dollars and cents can be an unpleasant awakening. As rough as the recent volatility appeared, however, overall returns were well within the historical range for the U.S. stock market. In the post World War II era, quarterly declines of 10% or more by the Standard & Poor's
500 Index have occurred eight times, or about every seven years. Nevertheless, if history is any indication, the stock market will continue to be the most profitable investment arena for investors with a long-term perspective. Although the past few years have proven difficult for active fund managers to outperform the S&P 500, I have remained focused on investing in securities that I believe offer the best return potential over the next five to 10 years. I have also invested a portion of the fund in bonds, particularly at times when I felt bonds were attractively priced. During my tenure on Destiny I, shareholders have benefited from this approach. While historical performance is certainly not guaranteed to repeat itself, the fund compared quite favorably to both the S&P 500 and its Lipper peer group from December 1, 1980 through September 30, 1998. In that time, Destiny I has produced an average annual return of 19.14%, compared to 15.66% for the S&P 500 and 13.15% for the Lipper group. This gives me confidence that Destiny I shareholders will be positioned to benefit in the future, just as they have during the past 18 years."
FUND FACTS
GOAL: seeks capital growth
START DATE: July 10, 1970
SIZE: as of September 30, 1998,
more than $6.2 billion
MANAGER: George Vanderheiden, since 1980;
manager, Fidelity Destiny II Fund, 1985-June
1998; joined Fidelity in 1971
(checkmark)
FIDELITY DESTINY PORTFOLIOS: DESTINY II

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
THE 12-MONTH PERIOD THAT DREW TO A CLOSE ON
SEPTEMBER 30, 1998, IS ONE EQUITY INVESTORS WILL
REMEMBER FOR YEARS TO COME. THE PERIOD BEGAN AS
IT ENDED: WITH EXTREME VOLATILITY. IN OCTOBER 1997,
THE DOW JONES INDUSTRIAL AVERAGE - AN INDEX OF 30
BLUE-CHIP STOCKS - TUMBLED OVER 550 POINTS IN ONE
DAY ON THE NEWS OF WORSENING ECONOMIC CONDITIONS
IN ASIA. THE DOW REBOUNDED THE FOLLOWING DAY,
HOWEVER, RISING 330 POINTS AS INVESTORS FOCUSED
ON HIGHER-QUALITY STOCKS WITH STRONG LIQUIDITY AND
MINIMAL INTERNATIONAL EXPOSURE. THIS TREND CONTINUED
IN THE FIRST AND SECOND QUARTERS OF 1998, AS U.S.
ECONOMIC GROWTH CHUGGED ALONG ON THE RAILS OF
NEAR-RECORD LOWS FOR INFLATION, UNEMPLOYMENT AND
INTEREST RATES. UNFORTUNATELY, EMERGING MARKETS -
PARTICULARLY IN RUSSIA AND LATIN AMERICA - SEEMED
TO CATCH THE SO-CALLED "ASIAN CONTAGION," CAUSING A
FREE-FALL IN THE U.S. STOCK MARKET. ON AUGUST 31, THE
DOW PLUNGED 512.61 POINTS - ERASING ALL PREVIOUS
GAINS FOR THE YEAR. APPROPRIATELY, THE DOW CLOSED
ON SEPTEMBER 30 WITH A 237.90 LOSS, TRIGGERED BY
INVESTOR DISAPPOINTMENT OVER A
LOWER-THAN-HOPED-FOR DECREASE IN THE FEDERAL FUNDS
RATE. FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30,
1998, THE DOW EKED OUT A BARELY POSITIVE GAIN OF
0.40%, WHILE THE STANDARD & POOR'S 500 INDEX - A
MARKET-CAPITALIZATION WEIGHTED INDEX OF 500 WIDELY
HELD U.S. STOCKS - RETURNED 9.05%. AS A SAFE
HAVEN FROM TURBULENT STOCK MARKETS WORLDWIDE,
BOND MARKETS REAPED THE BENEFITS FROM THE FLIGHT
TO QUALITY. THE LEHMAN BROTHERS AGGREGATE BOND
INDEX - A BROAD MEASURE OF THE U.S. TAXABLE
INVESTMENT-GRADE BOND MARKET - RETURNED 11.51%
OVER THE PAST YEAR. MEANWHILE, TREASURY-BOND YIELDS
- WHICH MOVE IN THE OPPOSITE DIRECTION OF BOND
PRICES - FELL TO THEIR LOWEST LEVEL IN OVER THREE
DECADES, AS THE YIELD ON THE BENCHMARK 30-YEAR
BOND FELL TO 4.96%. THE LEHMAN BROTHERS
CORPORATE BOND INDEX RETURNED 11.07% FOR THE
12-MONTH PERIOD.
AN INTERVIEW WITH
BETH TERRANA, PORTFOLIO
MANAGER OF FIDELITY
DESTINY II PORTFOLIO
Q. HOW DID THE FUND PERFORM, BETH?
A. For the 12-month period that ended September 30, 1998, Destiny II returned 6.64%. The growth funds average returned -1.44% during that time, according to Lipper Analytical Services, while the Standard & Poor's 500 Index returned 9.05%. Relative to the S&P 500, disappointing returns from positions in several sectors - including technology, industrial machinery and nondurables - hurt the fund's performance.
Q. BEFORE WE GET INTO SPECIFICS ABOUT THE FUND, WHAT'S YOUR TAKE ON THE MARKET VOLATILITY WE'VE SEEN OVER THE PAST YEAR?
A. The level of volatility we experienced was extraordinary. The obvious and primary driver of this volatility was the turmoil in the emerging markets, which began in a number of Asian countries and spread to Russia and Latin America. The impact of the so-called "Asian contagion" became obvious in the U.S., as severe economic weakness in much of the world slowed revenue and profit growth for many U.S. corporations. Prior to the recent decline in the U.S. stock market, stocks reflected a very rosy earnings outlook. As one company after another reported weakening business conditions, however, the stock market reacted, often violently. On the positive side, many high-quality companies were unfairly penalized and this created a number of attractive buying opportunities.
Q. IN TERMS OF THE FUND, WHAT SORTS OF STRATEGIC CHANGES HAVE BEEN MADE TO THE PORTFOLIO?
A. Overall, the sector allocation within the portfolio did not change dramatically. There were, however, notable changes in terms of fund holdings. When I've taken over funds in the past, I've tried to refocus the fund's investment style to emphasize stocks that I really believe in. With this in mind, the fund now has more of an emphasis on growth stocks. This is simply due to the fact that my investment style typically leads to a higher mix of growth stocks than George Vanderheiden typically owned. I prefer large-cap companies with improving financial returns whose growth potential may be underestimated or misperceived by the market. Therefore, companies such as media holding Time Warner, industrial machinery position General Electric and pharmaceutical firm Merck were among the fund's top positions at the close of the period. I also reduced the number of stocks in the fund because I feel more comfortable with a smaller universe of holdings. Another change I made was to minimize the fund's exposure to bonds. As a manager, I feel one of my chief strengths lies in identifying companies in the midst of change and assessing whether their evolving prospects are accurately reflected in their stock prices. I feel I'm much better suited to make investment decisions based on specific company profiles, rather than determining an appropriate asset allocation mix for the fund.
Q. TOGETHER, RETAIL- AND FINANCE-RELATED STOCKS REPRESENTED APPROXIMATELY 27% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THESE TWO SECTORS FARE?
A. Both retail and bank-related stocks experienced disappointing performance over the past several months, with bank stocks particularly hard hit. This was a result of a number of interrelated events. First, many global banks suffered from trading losses and credit losses in emerging markets. Two of the more significant detractors from fund performance were Citicorp and Chase Manhattan. Also, lending to hedge funds became a loss-making proposition, and equity market-related revenue sources dried up. The subsequent tightening of credit markets further impacted U.S. stock and bond markets. Retail stocks on the other hand performed well during the period, but the poor performance of retail stocks in recent months was directly related to this credit crunch. Market participants assumed that the tightening of credit standards would slow the already softening domestic economy further and lead to a slowdown in consumer spending.
Q. YOU'VE INCREASED THE FUND'S EXPOSURE TO MEDIA-RELATED STOCKS SINCE TAKING THE REINS. WHAT WAS THE APPEAL?
A. Several of these companies - most notably top holding Time Warner - had characteristics that I look for when picking stocks. Time Warner has always had premier entertainment franchises, but the company itself was not always managed well. During the past year, Time Warner benefited from a renewed emphasis on balance-sheet management, as the company specifically focused on maximizing long-term returns on assets. In pursuit of this goal, Time Warner reduced its expenses and grew assets at a slower pace than revenue. This resulted in improved returns on assets and translated into a dramatic increase in the company's stock price.
Q. WERE THERE ANY OTHER GROUPS OF STOCKS THAT CAUGHT YOUR EYE?
A. I increased the fund's health-care holdings during the period, as the business profiles for both the pharmaceutical and medical device industries continued to be healthy. Unit growth was quite strong in both areas, driven primarily by favorable demographics and new product development. The pricing environment within each industry was also fairly benign and, in general, the high growth rates for these companies appeared sustainable based on new, full product pipelines. I've played health care in a couple of ways. The fund has investments in several of the larger drug makers, including Merck, American Home Products and Schering-Plough. The fund also held positions in two of the largest drug wholesalers during the period - McKesson and Cardinal Health. Both companies benefited from industry consolidation, a strategic focus on bringing more value to their customers and the underlying growth in pharmaceutical usage. Retail drug stores such as CVS also appealed to me. CVS has similarly benefited from increased pharmaceutical usage, as well as from excellent merchandising in its stores and strong management. At the end of the period, CVS was among the fund's top 10 holdings.
Q. WERE THERE ANY OTHER STOCKS THAT PERFORMED WELL?
A. Over the past year, returns in the finance and utilities sectors were positive contributors to performance relative to the S&P 500. Aside from the bank stocks I mentioned earlier, stock selection was particularly strong in the finance sector. Declining interest rates and increased home refinancing activity, for instance, fueled strong stock price increases for both Fannie Mae and Freddie Mac and the fund had significant positions in each. Another good performer was Vodafone Group - a telecommunications company based in the United Kingdom - which benefited from solid earnings growth.
Q. WHAT ARE YOUR THOUGHTS GOING FORWARD?
A. I think the market will continue to focus its attention on the state of the U.S. economy and whether or not we will enter a recession in tandem with other parts of the world. Actions by central bankers and government policy around the world will be scrutinized and much attention will be focused on U.S. consumers who, to some extent, have the weight of the world resting on their shoulders. While this may sound drastic, it's not very far from the truth. High employment levels, high personal income and low interest rates have made the U.S. consumer one of the last strengths in the global economy. As corporate profit growth slows from very high levels - as I feel it will - it becomes even more important to know what you own and to understand the risks and potential rewards of any particular stock.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETH TERRANA ON HOW SHE PICKS STOCKS:
"I've been picking stocks for a long time and while market trends change constantly, my investment approach has pretty much stayed the same. I have an eclectic, company-specific approach to stock picking that typically leads to investments in both growth and value stocks. The mix between the two is usually a function of market conditions and overall valuation levels.
When choosing stocks, I emphasize fundamental, bottom-up analysis and also favor frequent contact with companies. In my years as a portfolio manager at Fidelity, I've been most successful at identifying companies in the midst of change and assessing whether their business prospects are accurately reflected in their share prices. My preferred investments include turnarounds/restructurings and undervalued growth stocks. The former category includes companies that are undergoing strategic restructuring that enhances their growth potential. The latter includes companies whose growth prospects are misperceived by the market. In other words, I focus on "growth at a price" as opposed to growth at ANY price. Similarly, I won't purchase value stocks solely because of their value merits
- earnings growth must be expected. I also keep the funds diversified across industry sectors. My experience and track record at Fidelity give me the confidence that Destiny II shareholders will be positioned to benefit in the future, just as they have in the past."
FUND FACTS
GOAL: seeks capital growth
START DATE: December 30, 1985
SIZE: as of September 30, 1998, more than $3.9 billion
MANAGER: Beth Terrana, since June 1998; manager,
Fidelity Fund, since 1993; joined Fidelity in 1983
(checkmark)

INVESTMENT CHANGES


TOP TEN EQUITY HOLDINGS - DESTINY I
AS OF SEPTEMBER 30, 1998          AS OF MARCH 31, 1998

Fannie Mae                        Fannie Mae

Philip Morris Companies, Inc.     Philip Morris Companies, Inc.

Fleet Financial Group, Inc.       Fleet Financial Group, Inc.

Freddie Mac                       Freddie Mac

Wal-Mart Stores, Inc.             Columbia/HCA Healthcare Corp.

Home Depot, Inc.                  Wal-Mart Stores, Inc.

Vodafone Group PLC sponsored ADR  Vodafone Group PLC sponsored ADR

MCI WorldCom, Inc.                Home Depot, Inc.

Columbia/HCA Healthcare Corp.     General Motors Corp.

Solectron Corp.                   Allstate Corp.

TOP TEN EQUITY HOLDINGS - DESTINY II
AS OF SEPTEMBER 30, 1998  AS OF MARCH 31, 1998

Time Warner, Inc.         Fannie Mae

General Electric Co.      Philip Morris Companies, Inc.

Fannie Mae                Fleet Financial Group, Inc.

Microsoft Corp.           Columbia/HCA Healthcare Corp.

Merck & Co., Inc.         Freddie Mac

Tyco International Ltd.   Wal-Mart Stores, Inc.

Freddie Mac               Tyco International Ltd.

MCI WorldCom, Inc.        Vodafone Group PLC sponsored ADR

Wal-Mart Stores, Inc.     Lowe's Companies, Inc.

CVS Corp.                 Home Depot, Inc.

TOP FIVE MARKET SECTORS - DESTINY I

AS OF SEPTEMBER 30, 1998  % OF FUND'S INVESTMENTS  AS OF MARCH 31, 1998  % OF FUND'S INVESTMENTS

Finance                    20.3%                   Finance                21.4%

Technology                 10.6%                   Technology             10.2%

Utilities                  9.5%                    Utilities              9.2%

Retail & Wholesale         8.4%                    Retail & Wholesale     8.8%

Health                     8.4%                    Health                 7.8%


TOP FIVE MARKET SECTORS - DESTINY II

AS OF SEPTEMBER 30, 1998  % OF FUND'S INVESTMENTS  AS OF MARCH 31, 1998  % OF FUND'S INVESTMENTS

Finance                    17.1%                   Finance                20.0%

Technology                 14.4%                   Technology             10.1%

Health                     12.0%                   Retail & Wholesale     9.5%

Retail & Wholesale         10.2%                   Utilities              9.2%

Media & Leisure            9.8%                    Health                 8.7%


FIDELITY DESTINY PORTFOLIOS: DESTINY I

INVESTMENTS SEPTEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 82.2%

                                                                    SHARES                          VALUE (NOTE 1)

BASIC INDUSTRIES - 1.8%

CHEMICALS & PLASTICS - 1.2%

Cabot Corp.                                                          194,100                        $ 4,840,369

du Pont (E.I.) de Nemours & Co.                                      764,600                         42,913,175

Raychem Corp.                                                        601,200                         14,654,250

Union Carbide Corp.                                                  216,900                         9,353,813

                                                                                                     71,761,607

PACKAGING & CONTAINERS - 0.6%

Corning, Inc.                                                        23,100                          680,006

Owens-Illinois, Inc. (a)                                             1,496,600                       37,415,000

                                                                                                     38,095,006

PAPER & FOREST PRODUCTS - 0.0%

Willamette Industries, Inc.                                          102,400                         2,937,600

TOTAL BASIC INDUSTRIES                                                                               112,794,213

CONSTRUCTION & REAL ESTATE - 1.4%

BUILDING MATERIALS - 0.4%

Armstrong World Industries, Inc.                                     68,000                          3,638,000

Owens-Corning                                                        535,500                         17,437,219

Sherwin-Williams Co.                                                 167,300                         3,617,863

                                                                                                     24,693,082

CONSTRUCTION - 0.6%

Centex Corp.                                                         217,000                         7,486,500

D.R. Horton, Inc.                                                    430,380                         6,886,080

Fleetwood Enterprises, Inc.                                          387,007                         11,682,774

Kaufman & Broad Home Corp.                                           538,300                         12,616,406

                                                                                                     38,671,760

ENGINEERING - 0.4%

Fluor Corp.                                                          581,100                         23,861,419

TOTAL CONSTRUCTION & REAL ESTATE                                                                     87,226,261

DURABLES - 3.4%

AUTOS, TIRES, & ACCESSORIES - 2.4%

AutoZone, Inc. (a)                                                   256,400                         6,313,850

Cummins Engine Co., Inc.                                             365,800                         10,882,550

Discount Auto Parts, Inc. (a)                                        335,500                         8,072,969

General Motors Corp.                                                 1,675,107                       91,607,414



                                                                    SHARES                          VALUE (NOTE 1)

Goodyear Tire & Rubber Co.                                           206,300                        $ 10,598,663

Magna International, Inc. Class A                                    383,300                         22,154,622

                                                                                                     149,630,068

CONSUMER DURABLES - 0.2%

Minnesota Mining &                                                   167,100                         12,313,181
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

Newell Co.                                                           99,300                          4,574,006

Whirlpool Corp.                                                      110,000                         5,170,000

                                                                                                     9,744,006

TEXTILES & APPAREL - 0.6%

Burlington Industries, Inc. (a)                                      944,900                         8,976,550

Jones Apparel Group, Inc. (a)                                        130,200                         2,986,463

Liz Claiborne, Inc.                                                  610,000                         15,974,375

NIKE, Inc. Class B                                                   151,200                         5,566,050

Shaw Industries, Inc.                                                126,900                         2,062,125

Warnaco Group, Inc. Class A                                          56,800                          1,313,500

                                                                                                     36,879,063

TOTAL DURABLES                                                                                       208,566,318

ENERGY - 6.3%

ENERGY SERVICES - 0.2%

McDermott International, Inc.                                        466,400                         12,563,650

Schlumberger Ltd.                                                    26,300                          1,323,219

                                                                                                     13,886,869

OIL & GAS - 6.1%

Amerada Hess Corp.                                                   941,100                         54,289,706

Apache Corp.                                                         110,200                         2,954,738

Atlantic Richfield Co.                                               116,200                         8,242,938

British Petroleum Co. PLC ADR                                        896,518                         78,221,196

Burlington Resources, Inc.                                           925,322                         34,583,910

Chevron Corp.                                                        176,700                         14,853,844

Cooper Cameron Corp. (a)                                             129,500                         3,642,188

Elf Aquitaine SA sponsored ADR                                       107,764                         6,701,574

Occidental Petroleum Corp.                                           1,812,100                       38,960,150

Royal Dutch Petroleum Co.                                            1,629,500                       77,604,938
(NY Registry Gilder 1.25)

Tosco Corp.                                                          1,206,000                       25,929,000

COMMON STOCKS - CONTINUED

                                                                    SHARES                          VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total SA:

Class B                                                              67,156                         $ 8,432,404

sponsored ADR                                                        175,436                         11,019,574

Unocal Corp.                                                         90,823                          3,292,334

USX-Marathon Group                                                   138,500                         4,908,094

                                                                                                     373,636,588

TOTAL ENERGY                                                                                         387,523,457

FINANCE - 20.3%

BANKS - 0.6%

Banc One Corp.                                                       183,000                         7,800,375

Bank of Tokyo-Mitsubishi Ltd.                                        914,000                         5,852,329

Wells Fargo & Co.                                                    68,700                          24,388,500

                                                                                                     38,041,204

CREDIT & OTHER FINANCE - 4.0%

Associates First Capital Corp.                                       19,600                          1,278,900

Fleet Financial Group, Inc.                                          2,801,730                       205,752,047

Providian Financial Corp.                                            468,000                         39,692,250

                                                                                                     246,723,197

FEDERAL SPONSORED CREDIT - 10.4%

Fannie Mae                                                           6,875,200                       441,731,600

Freddie Mac                                                          4,075,700                       201,492,419

                                                                                                     643,224,019

INSURANCE - 4.9%

AFLAC, Inc.                                                          479,600                         13,698,575

Allmerica Financial Corp.                                            235,200                         14,023,800

Allstate Corp.                                                       1,948,080                       81,210,585

American International Group, Inc.                                   982,575                         75,658,275

CIGNA Corp.                                                          538,100                         35,581,863

Loews Corp.                                                          191,000                         16,115,625

MGIC Investment Corp.                                                935,800                         34,507,625

PMI Group, Inc.                                                      123,700                         5,659,275

Reliastar Financial Corp.                                            36,836                          1,436,604

Torchmark Corp.                                                      482,900                         17,354,219

Travelers Property Casualty Corp. Class A                            290,000                         9,261,875

                                                                                                     304,508,321

SAVINGS & LOANS - 0.2%

Golden West Financial Corp.                                          122,850                         10,050,666



                                                                    SHARES                          VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.2%

Nomura Securities Co. Ltd.                                           1,600,000                      $ 11,474,150

Travelers Group, Inc. (The)                                          57,700                          2,163,750

United Asset Management Corp.                                        94,800                          2,038,200

                                                                                                     15,676,100

TOTAL FINANCE                                                                                        1,258,223,507

HEALTH - 8.4%

DRUGS & PHARMACEUTICALS - 3.7%

American Home Products Corp.                                         1,147,600                       60,105,550

Amgen, Inc. (a)                                                      605,100                         45,722,869

Astra AB Class A Free shares                                         1,369,900                       23,536,169

Merck & Co., Inc.                                                    259,200                         33,582,600

Novartis AG (Reg.)                                                   3,800                           6,113,612

Schering-Plough Corp.                                                606,800                         62,841,725

                                                                                                     231,902,525

MEDICAL EQUIPMENT & SUPPLIES - 1.9%

AmeriSource Health Corp. Class A (a)                                 319,400                         17,387,338

Baxter International, Inc.                                           65,900                          3,921,050

Biomet, Inc.                                                         255,200                         8,852,250

Johnson & Johnson                                                    942,500                         73,750,625

St. Jude Medical, Inc. (a)                                           476,212                         11,012,403

                                                                                                     114,923,666

MEDICAL FACILITIES MANAGEMENT - 2.8%

Columbia/HCA Healthcare Corp.                                        5,214,387                       104,613,639

Humana, Inc. (a)                                                     1,114,300                       18,246,663

Tenet Healthcare Corp. (a)                                           1,115,800                       32,079,250

United HealthCare Corp.                                              551,100                         19,288,500

                                                                                                     174,228,052

TOTAL HEALTH                                                                                         521,054,243

HOLDING COMPANIES - 0.0%

U.S. Industries, Inc.                                                173,250                         2,609,578

INDUSTRIAL MACHINERY & EQUIPMENT - 3.2%

ELECTRICAL EQUIPMENT - 2.4%

Alcatel Alsthom Compagnie Generale d'Electricite SA                  246,600                         20,950,889

COMMON STOCKS - CONTINUED

                                                                    SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

ELECTRICAL EQUIPMENT - CONTINUED

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR    27,700                         $ 470,900

Emerson Electric Co.                                                 479,400                         29,842,650

General Electric Co.                                                 467,800                         37,219,338

Grainger (W.W.), Inc.                                                121,300                         5,109,763

Philips Electronics NV:

(Bearer)                                                             311,900                         16,638,819

(NY shares)                                                          652,700                         34,837,863

                                                                                                     145,070,222

INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%

Caterpillar, Inc.                                                    403,500                         17,980,969

Tyco International Ltd.                                              428,600                         23,680,150

Ultratech Stepper, Inc. (a)                                          329,400                         5,002,763

United States Filter Corp. (a)                                       279,900                         4,478,400

                                                                                                     51,142,282

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                               196,212,504

MEDIA & LEISURE - 2.3%

BROADCASTING - 0.6%

Comcast Corp. Class A special                                        81,700                          3,834,794

Cox Communications, Inc. Class A (a)                                 81,500                          4,451,938

MediaOne Group, Inc. (a)                                             466,800                         20,743,425

Tele-Communications, Inc. (TCI Group) Series A (a)                   141,521                         5,537,009

                                                                                                     34,567,166

ENTERTAINMENT - 0.5%

Cedar Fair LP (depository unit)                                      35,600                          872,200

King World Productions, Inc. (a)                                     114,800                         2,999,150

Royal Carribean Cruises Ltd.                                         117,400                         3,118,438

Tele-Communications, Inc. (TCI Ventures Group) Series A (a)          1,386,758                       24,874,972

                                                                                                     31,864,760

LODGING & GAMING - 0.6%

Circus Circus Enterprises, Inc. (a)                                  491,200                         4,635,700

Mirage Resorts, Inc. (a)                                             562,500                         9,421,875

Promus Hotel Corp. (a)                                               397,900                         10,967,119

Sun International Hotels Ltd. (a)                                    336,900                         12,781,144

                                                                                                     37,805,838



                                                                    SHARES                          VALUE (NOTE 1)

RESTAURANTS - 0.6%

McDonald's Corp.                                                     205,700                        $ 12,277,719

Papa John's International, Inc. (a)                                  108,200                         3,570,600

Wendy's International, Inc.                                          1,080,000                       23,962,500

                                                                                                     39,810,819

TOTAL MEDIA & LEISURE                                                                                144,048,583

NONDURABLES - 5.9%

BEVERAGES - 0.0%

PepsiCo, Inc.                                                        72,000                          2,119,500

TOBACCO - 5.9%

Philip Morris Companies, Inc.                                        7,942,300                       365,842,194

TOTAL NONDURABLES                                                                                    367,961,694

PRECIOUS METALS - 0.0%

Newmont Mining Corp.                                                 124,206                         3,011,996

RETAIL & WHOLESALE - 8.4%

APPAREL STORES - 0.4%

Gap, Inc.                                                            199,200                         10,507,800

TJX Companies, Inc.                                                  853,300                         15,199,406

                                                                                                     25,707,206

GENERAL MERCHANDISE STORES - 3.2%

Federated Department Stores, Inc. (a)                                597,573                         21,736,718

J.C. Penney Co., Inc.                                                123,000                         5,527,313

Saks Holdings, Inc. (a)                                              710,454                         15,940,812

Wal-Mart Stores, Inc.                                                2,816,800                       153,867,700

                                                                                                     197,072,543

GROCERY STORES - 0.4%

Safeway, Inc. (a)                                                    570,000                         26,433,750

RETAIL & WHOLESALE, MISCELLANEOUS - 4.4%

Circuit City Stores, Inc. -                                          1,194,000                       39,775,125
Circuit City Group

Ebay, Inc. (a)                                                       1,700                           76,606

Home Depot, Inc.                                                     3,337,500                       131,831,250

Lowe's Companies, Inc.                                               2,129,700                       67,751,081

Office Depot, Inc. (a)                                               530,600                         11,905,338

COMMON STOCKS - CONTINUED

                                                                    SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED

Officemax, Inc. (a)                                                  754,850                        $ 7,406,966

Staples, Inc. (a)                                                    495,550                         14,556,781

                                                                                                     273,303,147

TOTAL RETAIL & WHOLESALE                                                                             522,516,646

SERVICES - 0.4%

ADVERTISING - 0.0%

Interpublic Group of Companies, Inc.                                 49,950                          2,694,178

SERVICES - 0.4%

AccuStaff, Inc. (a)                                                  421,100                         6,132,269

Medpartners, Inc. (a)                                                333,600                         1,084,200

Service Corp. International                                          462,400                         14,739,000

                                                                                                     21,955,469

TOTAL SERVICES                                                                                       24,649,647

TECHNOLOGY - 10.6%

COMMUNICATIONS EQUIPMENT - 0.0%

Cisco Systems, Inc. (a)                                              14,550                          899,372

COMPUTER SERVICES & SOFTWARE - 3.0%

Automatic Data Processing, Inc.                                      301,400                         22,529,650

Black Box Corp. (a)                                                  108,200                         2,623,850

Ceridian Corp. (a)                                                   342,900                         19,673,888

CompUSA, Inc. (a)                                                    223,400                         3,867,613

E Trade Group, Inc. (a)                                              294,400                         5,501,600

Electronics for Imaging, Inc. (a)                                    486,100                         10,268,863

First Data Corp.                                                     564,900                         13,275,150

IMS Health, Inc.                                                     154,300                         9,556,956

Microsoft Corp. (a)                                                  505,800                         55,669,613

Oracle Corp. (a)                                                     581,050                         16,923,081

Policy Management Systems Corp. (a)                                  613,600                         24,850,800

                                                                                                     184,741,064

COMPUTERS & OFFICE EQUIPMENT - 2.4%

Compaq Computer Corp.                                                950,200                         30,050,075

Hewlett-Packard Co.                                                  233,200                         12,345,025

Ingram Micro, Inc. Class A (a)                                       76,900                          4,118,956

International Business Machines Corp.                                364,900                         46,707,200



                                                                    SHARES                          VALUE (NOTE 1)

SCI Systems, Inc. (a)                                                1,317,500                      $ 35,490,156

Tech Data Corp. (a)                                                  412,900                         20,670,806

                                                                                                     149,382,218

ELECTRONIC INSTRUMENTS - 0.5%

Applied Materials, Inc. (a)                                          31,400                          792,850

Cognex Corp. (a)                                                     133,300                         1,549,613

KLA-Tencor Corp. (a)                                                 295,200                         7,343,100

Lam Research Corp. (a)                                               551,000                         5,510,000

Novellus Systems, Inc. (a)                                           121,200                         3,181,500

Thermo Electron Corp. (a)                                            471,400                         7,100,463

Varian Associates, Inc.                                              90,200                          3,179,550

                                                                                                     28,657,076

ELECTRONICS - 4.7%

Altera Corp. (a)                                                     169,200                         5,943,150

AMP, Inc.                                                            487,600                         17,431,700

Intel Corp.                                                          364,000                         31,213,000

International Rectifier Corp. (a)                                    214,300                         1,098,288

Methode Electronics, Inc. Class A                                    1,304,200                       19,563,000

Micrel, Inc. (a)                                                     122,300                         3,240,950

Microchip Technology, Inc. (a)                                       473,900                         10,366,563

Micron Technology, Inc. (a)                                          1,461,500                       44,484,406

Molex, Inc.                                                          477,981                         12,965,235

Motorola, Inc.                                                       722,500                         30,841,719

Solectron Corp. (a)                                                  2,045,400                       98,179,200

Thomas & Betts Corp.                                                 366,300                         13,942,294

Vishay Intertechnology, Inc.                                         69,225                          835,027

                                                                                                     290,104,532

TOTAL TECHNOLOGY                                                                                     653,784,262

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Bombardier, Inc. Class B                                             4,100                           44,986

CSX Corp.                                                            379,500                         15,962,719

                                                                                                     16,007,705

UTILITIES - 9.5%

CELLULAR - 2.4%

AirTouch Communications, Inc. (a)                                    291,200                         16,598,400

Vodafone Group PLC sponsored ADR                                     1,138,680                       128,386,170

                                                                                                     144,984,570

COMMON STOCKS - CONTINUED

                                                                    SHARES                          VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.5%

American Electric Power Co., Inc.                                    286,400                        $ 13,979,900

Consolidated Edison, Inc.                                            22,400                          1,167,600

Duke Energy Corp.                                                    92,000                          6,089,250

Houston Industries, Inc.                                             127,400                         3,965,325

Niagara Mohawk Power Corp. (a)                                       142,600                         2,192,475

PG&E Corp.                                                           131,126                         4,187,837

                                                                                                     31,582,387

TELEPHONE SERVICES - 6.6%

Ameritech Corp.                                                      337,900                         16,008,013

AT&T Corp.                                                           629,800                         36,803,938

Bell Atlantic Corp.                                                  665,822                         32,250,753

BellSouth Corp.                                                      492,800                         37,083,200

EXCEL Communications, Inc. (a)                                       109,200                         2,470,650

MCI WorldCom, Inc. (a)                                               2,463,178                       120,387,825

Qwest Communications                                                 392,469                         12,289,186
International, Inc. (a)

SBC Communications, Inc.                                             732,100                         32,532,694

Sprint Corp.                                                         1,023,500                       73,692,000

Telebras sponsored ADR                                               656,000                         45,264,000

                                                                                                     408,782,259

TOTAL UTILITIES                                                                                      585,349,216

TOTAL COMMON STOCKS                                                                 5,091,539,830
(Cost $3,198,976,478)

U.S. TREASURY OBLIGATIONS - 12.6%

                                                                    PRINCIPAL
                                                                    AMOUNT

U.S. Treasury Bond:

stripped principal:

0% 2/15/19                                                          $ 115,000,000                    38,493,950

0% 8/15/19                                                           100,000,000                     32,486,000

0% 8/15/20                                                           392,000,000                     120,155,840

0% 8/15/21                                                           130,000,000                     37,792,300

8.125% 8/15/19                                                       401,000,000                     549,305,820

TOTAL U.S. TREASURY OBLIGATIONS                                                     778,233,910
(Cost $588,857,482)

CASH EQUIVALENTS - 5.2%

                                                                    SHARES                          VALUE (NOTE 1)

Taxable Central Cash Fund (b)                                        320,491,509                    $ 320,491,509
(Cost $320,491,509)

TOTAL INVESTMENT IN SECURITIES - 100%                                              $ 6,190,265,249
(Cost $4,108,325,469)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $4,110,278,454. Net unrealized appreciation aggregated $2,079,986,795, of which $2,436,389,873 related to appreciated investment securities and $356,403,078 related to depreciated investment securities.
The fund hereby designates approximately $411,529,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FIDELITY DESTINY PORTFOLIOS: DESTINY I

FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                                                    SEPTEMBER 30, 1998

ASSETS

Investment in securities, at value
(cost $4,108,325,469) - See accompanying schedule                                                 $ 6,190,265,249

Receivable for investments sold                                                                         3,322,621

Receivable for fund shares sold                                                                           659,680

Dividends receivable                                                                                    8,981,234

Interest receivable                                                                                     5,339,123

Other receivables                                                                                         210,641

 TOTAL ASSETS                                                                                       6,208,778,548

LIABILITIES

Payable for fund shares redeemed                                                       $ 981,741

Accrued management fee                                                                   1,496,829

Other payables and accrued expenses                                                      241,483

 TOTAL LIABILITIES                                                                                     2,720,053

NET ASSETS                                                                                       $ 6,206,058,495

Net Assets consist of:

Paid in capital                                                                                  $ 3,552,570,260

Undistributed net investment income                                                                   85,475,956

Accumulated undistributed net realized gain (loss)
on investments and foreign currency transactions                                                     486,040,833

Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies                                                   2,081,971,446

NET ASSETS, for 252,452,956 shares outstanding                                                   $ 6,206,058,495

NET ASSET VALUE, offering price and redemption price per
share ($6,206,058,495 (divided by) 252,452,956 shares)                                           $24.58



STATEMENT OF OPERATIONS
                                                                 YEAR ENDED SEPTEMBER 30, 1998


INVESTMENT INCOME                                                                 $ 72,918,200
Dividends

Interest                                                                           57,752,529

 TOTAL INCOME                                                                      130,670,729

EXPENSES

Management fee                                                    $ 29,485,219
Basic fee

 Performance adjustment                                            (9,828,127)

Transfer agent fees                                                383,506

Accounting fees and expenses                                       824,006

Non-interested trustees' compensation                              38,082

Custodian fees and expenses                                        207,099

Registration fees                                                  16,907

Audit                                                              75,443

Legal                                                              21,168

Interest                                                           1,247

Miscellaneous                                                      23,087

 Total expenses before reductions                                  21,247,637

 Expense reductions                                                (52,673)        21,194,964

NET INVESTMENT INCOME                                                              109,475,765

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                             517,627,920

 Foreign currency transactions                                     (84,087)        517,543,833

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                             (106,183,618)

 Assets and liabilities in foreign currencies                      34,548          (106,149,070)

NET GAIN (LOSS)                                                                    411,394,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 520,870,528





STATEMENT OF CHANGES IN NET ASSETS
                                                                                 YEAR ENDED       YEAR ENDED
                                                                                 SEPTEMBER 30,    SEPTEMBER 30,
                                                                                 1998             1997

INCREASE (DECREASE) IN NET ASSETS

Operations                                                                      $ 109,475,765    $ 115,717,638
Net investment income

 Net realized gain (loss)                                                         517,543,833      475,671,787

 Change in net unrealized appreciation (depreciation)                             (106,149,070)    1,031,114,903

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  520,870,528      1,622,504,328

Distributions to shareholders                                                     (111,209,839)    (100,379,101)
From net investment income

 From net realized gain                                                           (480,404,897)    (385,905,369)

 TOTAL DISTRIBUTIONS                                                              (591,614,736)    (486,284,470)

Share transactions                                                                194,919,194      145,821,046
Net proceeds from sales of shares

 Reinvestment of distributions                                                    531,084,059      455,487,338

 Cost of shares redeemed                                                          (409,942,772)    (342,267,830)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM SHARE TRANSACTIONS                                                          316,060,481      259,040,554

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                         245,316,273      1,395,260,412

NET ASSETS

 Beginning of period                                                              5,960,742,222    4,565,481,810

 End of period (including undistributed net investment
 income of $85,475,956 and $89,779,250, respectively)                           $ 6,206,058,495  $ 5,960,742,222

OTHER INFORMATION
Shares

 Sold                                                                             7,674,934        6,693,954

 Issued in reinvestment of distributions                                          23,221,864       22,797,165

 Redeemed                                                                         (16,076,270)     (15,580,927)

 Net increase (decrease)                                                          14,820,528       13,910,192




FINANCIAL HIGHLIGHTS
                                                                            YEARS ENDED SEPTEMBER 30,

                                                                   1998     1997       1996     1995     1994
SELECTED PER-SHARE DATA

Net asset value, beginning of period                               $ 25.08  $ 20.41    $ 18.78  $ 17.70  $ 16.86

Income from Investment Operations

 Net investment income                                              .44 C    .49 C      .45      .41      .30

 Net realized and unrealized gain (loss)                            1.56     6.36       2.42     3.54     1.69

 Total from investment operations                                   2.00     6.85       2.87     3.95     1.99

Less Distributions

 From net investment income                                         (.47)    (.45)      (.43)    (.34)    (.11)

 From net realized gain                                             (2.03)   (1.73)     (.81)    (2.53)   (1.04)

 Total distributions                                                (2.50)   (2.18)     (1.24)   (2.87)   (1.15)

Net asset value, end of period                                     $ 24.58  $ 25.08    $ 20.41  $ 18.78  $ 17.70

TOTAL RETURN B                                                      8.72%    36.29% A   16.04%   27.49%   12.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $ 6,206  $ 5,961    $ 4,565  $ 4,053  $ 3,273

Ratio of expenses to average net assets                             .33%     .39%       .65%     .68%     .70%

Ratio of expenses to average net assets after expense reductions    .33%     .38% D     .65%     .68%     .70%

Ratio of net investment income to average net assets                1.71%    2.20%      2.40%    2.35%    1.69%

Portfolio turnover rate                                             27%      32%        42%      55%      77%


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGE AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. FIDELITY DESTINY PORTFOLIOS: DESTINY II

INVESTMENTS SEPTEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.7%

                                                                    SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.2%

AEROSPACE & DEFENSE - 1.0%

AlliedSignal, Inc.                                                   116,600                    $ 4,124,725

Gulfstream Aerospace Corp. (a)                                       200,900                     8,086,225

Textron, Inc.                                                        463,400                     28,093,625

                                                                                                 40,304,575

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.                                               104,300                     5,234,556

TOTAL AEROSPACE & DEFENSE                                                                        45,539,131

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.5%

du Pont (E.I.) de Nemours & Co.                                      31,600                      1,773,550

Monsanto Co.                                                         337,200                     19,009,650

                                                                                                 20,783,200

CONSTRUCTION & REAL ESTATE - 1.4%

BUILDING MATERIALS - 1.1%

Masco Corp.                                                          1,757,600                   43,280,900

REAL ESTATE INVESTMENT TRUSTS - 0.3%

Duke Realty Investments, Inc.                                        122,500                     2,840,469

Equity Residential Properties Trust (SBI)                            224,100                     9,454,219

Public Storage, Inc.                                                 52,200                      1,399,613

                                                                                                 13,694,301

TOTAL CONSTRUCTION & REAL ESTATE                                                                 56,975,201

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES - 0.4%

Danaher Corp.                                                        91,200                      2,736,000

Federal-Mogul Corp.                                                  205,000                     9,583,750

Pep Boys-Manny, Moe & Jack                                           103,800                     1,388,325

                                                                                                 13,708,075

CONSUMER ELECTRONICS - 0.4%

Black & Decker Corp.                                                 408,800                     17,016,300

HOME FURNISHINGS - 0.1%

Leggett & Platt, Inc.                                                84,600                      1,755,450



                                                                    SHARES                      VALUE (NOTE 1)

TEXTILES & APPAREL - 0.2%

Liz Claiborne, Inc.                                                  128,300                    $ 3,359,856

VF Corp.                                                             147,600                     5,479,650

                                                                                                 8,839,506

TOTAL DURABLES                                                                                   41,319,331

ENERGY - 3.8%

OIL & GAS - 3.8%

Atlantic Richfield Co.                                               48,100                      3,412,094

British Petroleum Co. PLC ADR                                        439,402                     38,337,825

Chevron Corp.                                                        191,600                     16,106,375

Exxon Corp.                                                          150,000                     10,528,125

Mobil Corp.                                                          50,000                      3,796,875

Royal Dutch Petroleum Co.                                            509,800                     24,279,225
(NY Registry Gilder 1.25)

Texaco, Inc.                                                         439,700                     27,563,694

Total SA:

Class B                                                              37,456                      4,703,141

sponsored ADR                                                        84,904                      5,333,033

USX-Marathon Group                                                   388,700                     13,774,556

                                                                                                 147,834,943

FINANCE - 16.8%

BANKS - 4.5%

Bank of New York Co., Inc.                                           1,482,500                   40,583,438

BankAmerica Corp.                                                    105,600                     6,349,200

Chase Manhattan Corp.                                                845,700                     36,576,525

Citicorp                                                             558,100                     51,868,419

U.S. Bancorp                                                         1,128,800                   40,142,950

                                                                                                 175,520,532

CREDIT & OTHER FINANCE - 2.7%

American Express Co.                                                 653,000                     50,689,125

Associates First Capital Corp.                                       399,300                     26,054,325

Household International, Inc.                                        846,900                     31,758,750

                                                                                                 108,502,200

FEDERAL SPONSORED CREDIT - 4.8%

Fannie Mae                                                           1,714,100                   110,130,925

Freddie Mac                                                          1,554,100                   76,830,819

                                                                                                 186,961,744

COMMON STOCKS - CONTINUED

                                                                    SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - 3.5%

AFLAC, Inc.                                                          625,700                    $ 17,871,556

Allmerica Financial Corp.                                            234,600                     13,988,025

Allstate Corp.                                                       362,390                     15,107,133

American International Group, Inc.                                   760,937                     58,592,149

MBIA, Inc.                                                           95,800                      5,143,263

MGIC Investment Corp.                                                274,500                     10,122,188

Progressive Corp.                                                    7,000                       789,250

Travelers Property Casualty Corp. Class A                            163,700                     5,228,169

UNUM Corp.                                                           187,000                     9,291,563

                                                                                                 136,133,296

SAVINGS & LOANS - 0.4%

Ahmanson (H.F.) & Co.                                                40,000                      2,220,000

Dime Bancorp, Inc.                                                   530,000                     13,415,625

                                                                                                 15,635,625

SECURITIES INDUSTRY - 0.9%

Merrill Lynch & Co., Inc.                                            103,300                     4,893,838

Morgan Stanley, Dean Witter, Discover & Co.                          254,400                     10,955,100

Travelers Group, Inc. (The)                                          554,550                     20,795,625

                                                                                                 36,644,563

TOTAL FINANCE                                                                                    659,397,960

HEALTH - 12.0%

DRUGS & PHARMACEUTICALS - 7.1%

Allergan, Inc.                                                       44,700                      2,609,363

American Home Products Corp.                                         1,010,700                   52,935,413

Amgen, Inc. (a)                                                      216,100                     16,329,056

Bristol-Myers Squibb Co.                                             369,100                     38,340,263

Elan Corp. PLC ADR (a)                                               38,600                      2,781,613

Lilly (Eli) & Co.                                                    395,300                     30,956,931

Merck & Co., Inc.                                                    672,000                     87,066,000

Schering-Plough Corp.                                                451,900                     46,799,894

                                                                                                 277,818,533

MEDICAL EQUIPMENT & SUPPLIES - 4.2%

Abbott Laboratories                                                  141,400                     6,142,063

Bard (C.R.), Inc.                                                    77,500                      2,857,813

Baxter International, Inc.                                           67,000                      3,986,500

Biomet, Inc.                                                         113,300                     3,930,094



                                                                    SHARES                      VALUE (NOTE 1)

Boston Scientific Corp. (a)                                          50,200                     $ 2,579,025

Cardinal Health, Inc.                                                404,300                     41,743,975

Guidant Corp.                                                        52,000                      3,861,000

Johnson & Johnson                                                    454,800                     35,588,100

McKesson Corp.                                                       387,600                     35,513,850

Medtronic, Inc.                                                      365,200                     21,135,950

St. Jude Medical, Inc. (a)                                           203,307                     4,701,474

Steris Corp. (a)                                                     60,200                      1,700,650

Stryker Corp.                                                        61,100                      2,077,400

                                                                                                 165,817,894

MEDICAL FACILITIES MANAGEMENT - 0.7%

Columbia/HCA Healthcare Corp.                                        589,460                     11,826,041

Tenet Healthcare Corp. (a)                                           570,100                     16,390,375

                                                                                                 28,216,416

TOTAL HEALTH                                                                                     471,852,843

HOLDING COMPANIES - 0.2%

CINergy Corp.                                                        204,800                     7,833,600

INDUSTRIAL MACHINERY & EQUIPMENT - 6.5%

ELECTRICAL EQUIPMENT - 3.7%

Alcatel Alsthom Compagnie Generale d'Electricite SA                  10,900                      926,053

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR    43,800                      744,600

Emerson Electric Co.                                                 187,200                     11,653,200

General Electric Co.                                                 1,507,700                   119,956,381

Honeywell, Inc.                                                      14,300                      916,094

Siemens AG                                                           176,700                     9,478,339

                                                                                                 143,674,667

INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%

Illinois Tool Works, Inc.                                            28,700                      1,564,150

Stanley Works                                                        601,800                     17,903,550

Tyco International Ltd.                                              1,404,700                   77,609,675

                                                                                                 97,077,375

POLLUTION CONTROL - 0.3%

Waste Management, Inc.                                               262,700                     12,626,019

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                           253,378,061

COMMON STOCKS - CONTINUED

                                                                    SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - 9.8%

BROADCASTING - 6.1%

CBS Corp.                                                            889,700                    $ 21,575,225

Comcast Corp. Class A special                                        444,900                     20,882,494

Cox Communications, Inc. Class A (a)                                 48,500                      2,649,313

MediaOne Group, Inc. (a)                                             392,800                     17,455,050

Tele-Communications, Inc. (TCI Group) Series A (a)                   814,671                     31,874,003

Time Warner, Inc.                                                    1,638,100                   143,436,114

                                                                                                 237,872,199

ENTERTAINMENT - 1.5%

Carnival Corp.                                                       189,100                     6,015,744

Disney (Walt) Co.                                                    48,300                      1,222,594

Tele-Communications, Inc. (TCI Ventures Group) Series A (a)          825,858                     14,813,828

Viacom, Inc. (a):

Class A                                                              66,400                      3,818,000

Class B (non-vtg.)                                                   573,700                     33,274,600

                                                                                                 59,144,766

PUBLISHING - 1.6%

Harcourt General, Inc.                                               269,200                     13,022,550

McGraw-Hill Companies, Inc.                                          593,800                     47,058,650

Tribune Co.                                                          60,600                      3,048,938

                                                                                                 63,130,138

RESTAURANTS - 0.6%

McDonald's Corp.                                                     387,600                     23,134,875

TOTAL MEDIA & LEISURE                                                                            383,281,978

NONDURABLES - 5.5%

BEVERAGES - 0.2%

Coca-Cola Co. (The)                                                  150,000                     8,643,750

FOODS - 1.1%

Campbell Soup Co.                                                    170,800                     8,572,025

Dean Foods Co.                                                       413,500                     18,194,000

Heinz (H.J.) Co.                                                     249,900                     12,776,138

Nabisco Holdings Corp. Class A                                       14,400                      517,500

                                                                                                 40,059,663

HOUSEHOLD PRODUCTS - 2.5%

Avon Products, Inc.                                                  1,057,600                   29,678,900

Clorox Co.                                                           80,000                      6,600,000



                                                                    SHARES                      VALUE (NOTE 1)

Colgate-Palmolive Co.                                                142,800                    $ 9,781,800

Gillette Co.                                                         59,600                      2,279,700

Procter & Gamble Co.                                                 321,900                     22,834,781

Unilever NV (NY shares)                                              443,400                     27,158,250

                                                                                                 98,333,431

TOBACCO - 1.7%

Philip Morris Companies, Inc.                                        1,465,000                   67,481,563

TOTAL NONDURABLES                                                                                214,518,407

RETAIL & WHOLESALE - 10.2%

APPAREL STORES - 1.8%

Abercrombie & Fitch Co. Class A (a)                                  220,200                     9,688,800

Gap, Inc.                                                            182,700                     9,637,425

Payless ShoeSource, Inc. (a)                                         590,300                     24,423,663

TJX Companies, Inc.                                                  1,428,900                   25,452,281

                                                                                                 69,202,169

DRUG STORES - 1.7%

CVS Corp.                                                            1,544,800                   67,681,550

GENERAL MERCHANDISE STORES - 5.0%

Consolidated Stores Corp. (a)                                        414,275                     8,130,147

Costco Companies, Inc. (a)                                           455,100                     21,560,363

Dayton Hudson Corp.                                                  684,600                     24,474,450

Federated Department Stores, Inc. (a)                                756,100                     27,503,138

Nordstrom, Inc.                                                      920,500                     22,782,375

Saks Holdings, Inc. (a)                                              836,400                     18,766,725

Wal-Mart Stores, Inc.                                                1,325,600                   72,410,900

                                                                                                 195,628,098

GROCERY STORES - 0.5%

Safeway, Inc. (a)                                                    430,800                     19,978,350

RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%

Amazon.com, Inc. (a)                                                 48,800                      5,447,300

Home Depot, Inc.                                                     815,900                     32,228,050

Lowe's Companies, Inc.                                               327,600                     10,421,775

                                                                                                 48,097,125

TOTAL RETAIL & WHOLESALE                                                                         400,587,292

COMMON STOCKS - CONTINUED

                                                                    SHARES                      VALUE (NOTE 1)

SERVICES - 2.8%

ADVERTISING - 1.6%

Interpublic Group of Companies, Inc.                                 302,300                    $ 16,305,306

Omnicom Group, Inc.                                                  1,058,500                   47,632,500

                                                                                                 63,937,806

PRINTING - 0.4%

Donnelley (R.R.) & Sons Co.                                          432,900                     15,232,669

SERVICES - 0.8%

AccuStaff, Inc. (a)                                                  116,600                     1,697,988

Ecolab, Inc.                                                         692,200                     19,684,438

Service Corp. International                                          138,400                     4,411,500

ServiceMaster Co.                                                    151,950                     3,323,906

                                                                                                 29,117,832

TOTAL SERVICES                                                                                   108,288,307

TECHNOLOGY - 14.1%

COMMUNICATIONS EQUIPMENT - 2.2%

Ascend Communications, Inc. (a)                                      429,400                     19,537,700

Cisco Systems, Inc. (a)                                              511,700                     31,629,456

Lucent Technologies, Inc.                                            539,300                     37,245,406

                                                                                                 88,412,562

COMPUTER SERVICES & SOFTWARE - 3.9%

America Online, Inc.                                                 179,800                     20,002,750

Automatic Data Processing, Inc.                                      62,100                      4,641,975

IMS Health, Inc.                                                     207,600                     12,858,225

Intuit, Inc. (a)                                                     142,200                     6,621,188

Microsoft Corp. (a)                                                  865,000                     95,204,063

Oracle Corp. (a)                                                     343,575                     10,006,622

Yahoo, Inc. (a)                                                      14,200                      1,838,900

                                                                                                 151,173,723

COMPUTERS & OFFICE EQUIPMENT - 5.8%

Apple Computer, Inc. (a)                                             483,300                     18,425,813

Compaq Computer Corp.                                                854,200                     27,014,075

EMC Corp. (a)                                                        291,600                     16,675,875

International Business Machines Corp.                                433,100                     55,436,800

Pitney Bowes, Inc.                                                   216,000                     11,785,500

SCI Systems, Inc. (a)                                                773,100                     20,825,381

Tech Data Corp. (a)                                                  269,000                     13,466,813



                                                                    SHARES                      VALUE (NOTE 1)

Unisys Corp. (a)                                                     300,000                    $ 6,825,000

Xerox Corp.                                                          657,500                     55,723,125

                                                                                                 226,178,382

ELECTRONIC INSTRUMENTS - 0.0%

Lam Research Corp. (a)                                               65,200                      652,000

ELECTRONICS - 2.2%

Intel Corp.                                                          302,700                     25,956,525

Micron Technology, Inc. (a)                                          199,500                     6,072,281

Motorola, Inc.                                                       179,300                     7,653,869

Solectron Corp. (a)                                                  770,496                     36,983,808

Texas Instruments, Inc.                                              198,100                     10,449,775

                                                                                                 87,116,258

TOTAL TECHNOLOGY                                                                                 553,532,925

UTILITIES - 6.8%

CELLULAR - 0.9%

Vodafone Group PLC sponsored ADR                                     301,900                     34,039,225

ELECTRIC UTILITY - 1.9%

DQE, Inc.                                                            14,200                      548,475

Duke Energy Corp.                                                    368,200                     24,370,238

Entergy Corp.                                                        370,600                     11,395,950

FPL Group, Inc.                                                      158,400                     11,038,500

Illinova Corp.                                                       116,900                     3,353,569

PacifiCorp                                                           113,400                     2,175,863

PG&E Corp.                                                           475,142                     15,174,848

Unicom Corp.                                                         225,900                     8,443,013

                                                                                                 76,500,456

TELEPHONE SERVICES - 4.0%

ALLTEL Corp.                                                         20,800                      985,400

AT&T Corp.                                                           752,200                     43,956,688

Frontier Corp.                                                       31,100                      851,363

GTE Corp.                                                            94,000                      5,170,000

MCI WorldCom, Inc. (a)                                               1,547,403                   75,629,322

COMMON STOCKS - CONTINUED

                                                                    SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Qwest Communications International, Inc. (a)                         254,300                    $ 7,962,769

Sprint Corp.                                                         324,500                     23,364,000

                                                                                                 157,919,542

TOTAL UTILITIES                                                                                  268,459,223

TOTAL COMMON STOCKS                                                              3,633,582,402
(Cost $3,213,238,406)


CONVERTIBLE PREFERRED STOCKS - 0.3%



FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.3%

Federal Mogul Financing Trust $3.50 (c)   183,000        10,110,750
(Cost $13,760,670)

CONVERTIBLE BONDS - 0.3%

                          MOODY'S RATINGS      PRINCIPAL
                          (UNAUDITED)          AMOUNT

TECHNOLOGY - 0.3%

COMPUTERS & OFFICE EQUIPMENT - 0.3%

Unisys Corp. 8.25% 3/15/06            B      $ 3,235,000        10,881,731
(Cost $12,512,652)


CASH EQUIVALENTS - 6.7%

                                       SHARES

Taxable Central Cash Fund (b)           264,816,332                    264,816,332
(Cost $264,816,332)

TOTAL INVESTMENT IN SECURITIES - 100%                $ 3,919,391,215
(Cost $3,504,328,060)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,110,750 or 0.3% of net assets.
INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $3,509,471,306. Net unrealized appreciation aggregated $409,919,909, of which $761,873,584 related to appreciated investment securities and $351,953,675 related to depreciated investment securities.
The fund hereby designates approximately $236,337,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FIDELITY DESTINY PORTFOLIOS: DESTINY II

FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                                                                  SEPTEMBER 30, 1998

ASSETS

Investment in securities, at value
(cost $3,504,328,060) - See accompanying schedule                                                    $ 3,919,391,215

Receivable for investments sold                                                                           83,899,595

Receivable for fund shares sold                                                                            1,812,238

Dividends receivable                                                                                       4,122,472

Interest receivable                                                                                        1,099,939

Other receivables                                                                                             85,223

 TOTAL ASSETS                                                                                          4,010,410,682

LIABILITIES

Payable for investments purchased                                                     $ 38,220,182

Payable for fund shares redeemed                                                        1,167,342

Accrued management fee                                                                  1,453,448

Other payables and accrued expenses                                                     160,599

 TOTAL LIABILITIES                                                                                        41,001,571

NET ASSETS                                                                                           $ 3,969,409,111

Net Assets consist of:

Paid in capital                                                                                      $ 2,626,233,773

Undistributed net investment income                                                                       36,167,783

Accumulated undistributed net realized gain
(loss) on investments and foreign currency transactions                                                  891,897,590

Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies                                                         415,109,965

NET ASSETS, for 282,067,518 shares outstanding                                                       $ 3,969,409,111

NET ASSET VALUE, offering price and redemption price per
share ($3,969,409,111 (divided by) 282,067,518 shares)                                               $14.07



STATEMENT OF OPERATIONS
                                                                 YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME                                                                 $ 43,817,770
Dividends

Interest                                                                           25,571,934

 TOTAL INCOME                                                                      69,389,704

EXPENSES

Management fee                                                    $ 23,966,180
Basic fee

 Performance adjustment                                            (5,588,522)

Transfer agent fees                                                211,292

Accounting fees and expenses                                       812,105

Non-interested trustees' compensation                              20,068

Custodian fees and expenses                                        128,226

Registration fees                                                  19,666

Audit                                                              55,347

Legal                                                              17,187

Interest                                                           4,276

Miscellaneous                                                      13,628

 Total expenses before reductions                                  19,659,453

 Expense reductions                                                (140,504)       19,518,949

NET INVESTMENT INCOME                                                              49,870,755

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                             911,859,184

 Foreign currency transactions                                     117,022         911,976,206

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                             (723,777,160)

 Assets and liabilities in foreign currencies                      48,475          (723,728,685)

NET GAIN (LOSS)                                                                    188,247,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 238,118,276





STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED       YEAR ENDED
                                                                                         SEPTEMBER 30,    SEPTEMBER 30,
                                                                                         1998             1997

INCREASE (DECREASE) IN NET ASSETS

Operations                                                                               $ 49,870,755     $ 64,917,247
Net investment income

 Net realized gain (loss)                                                                  911,976,206      238,687,694

 Change in net unrealized appreciation (depreciation)                                      (723,728,685)    606,544,012

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           238,118,276      910,148,953

Distributions to shareholders                                                              (63,384,584)     (55,499,110)
From net investment income

 From net realized gain                                                                    (245,892,803)    (166,474,990)

 TOTAL DISTRIBUTIONS                                                                       (309,277,387)    (221,974,100)

Share transactions                                                                         501,235,130      326,984,358
Net proceeds from sales of shares

 Reinvestment of distributions                                                             302,744,998      218,448,216

 Cost of shares redeemed                                                                   (372,556,327)    (162,870,326)

 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM SHARE TRANSACTIONS                                                         431,423,801      382,562,248

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  360,264,690      1,070,737,101

NET ASSETS

 Beginning of period                                                                       3,609,144,421    2,538,407,320

 End of period (including undistributed net investment
 income of $36,167,783 and $50,768,400, respectively)                                    $ 3,969,409,111  $ 3,609,144,421

OTHER INFORMATION
Shares

 Sold                                                                                      33,666,459       25,964,294

 Issued in reinvestment of distributions                                                   22,694,528       18,831,746

 Redeemed                                                                                  (24,889,611)     (12,796,917)

 Net increase (decrease)                                                                   31,471,376       31,999,123




FINANCIAL HIGHLIGHTS
                                                                           YEARS ENDED SEPTEMBER 30,

                                                                   1998     1997      1996 E   1995 E   1994 E
SELECTED PER-SHARE DATA

Net asset value, beginning of period                               $ 14.40  $ 11.61   $ 10.57  $ 9.52   $ 8.89

Income from Investment Operations

 Net investment income                                              .18 C    .27 C     .24      .22      .14

 Net realized and unrealized gain (loss)                            .71      3.52      1.34     1.99     .96

 Total from investment operations                                   .89      3.79      1.58     2.21     1.10

Less Distributions

 From net investment income                                         (.25)    (.25)     (.22)    (.17)    (.04)

 From net realized gain                                             (.97)    (.75)     (.32)    (.99)    (.43)

 Total distributions                                                (1.22)   (1.00)    (.54)    (1.16)   (.47)

Net asset value, end of period                                     $ 14.07  $ 14.40   $ 11.61  $ 10.57  $ 9.52

TOTAL RETURN B                                                      6.64%    34.72%A   15.43%   26.98%   12.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $ 3,969  $ 3,609   $ 2,538  $ 2,032  $ 1,437

Ratio of expenses to average net assets                             .48%     .54%      .78%     .80%     .80%

Ratio of expenses to average net assets after expense reductions    .48%     .53% D    .78%     .80%     .80%

Ratio of net investment income to average net assets                1.23%    2.11%     2.38%    2.33%    1.56%

Portfolio turnover rate                                             106%     35%       37%      52%      72%


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGE AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E PER-SHARE DATA HAVE BEEN ADJUSTED FOR A 3-FOR-1 SHARE SPLIT PAID
JUNE 21, 1996.
NOTES TO FINANCIAL STATEMENTS
for the period ended September 30, 1998




SIGNIFICANT ACCOUNTING POLICIES.
Destiny I and Destiny II (the funds) are funds of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund are offered publicly through Fidelity Systematic Investment Plans:
Destiny Plans I and Destiny Plans II (the Plans), a unit investment trust with two series. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the funds or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the funds until distributed in accordance with the Deferred Trustee Compensation Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales. The funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
PURCHASES AND SALES OF INVESTMENTS.
Destiny I: Purchases and sales of securities, other than short-term securities, aggregated $1,623,537,800 and $1,893,881,857, respectively, of which U.S. government and government agency obligations aggregated $0 and $50,212,500, respectively.
Destiny II: Purchases and sales of securities, other than short-term securities, aggregated $4,091,172,149 and $4,047,854,322, respectively, of which U.S. government and government agency obligations aggregated $9,227,258 and $464,816,481, respectively.
FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rates are .17% and .30% for Destiny I and Destiny II, respectively. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).24% of each fund's average net assets up to and including $100,000,000 and (plus/minus)0.20% of each fund's average net assets in excess of $100,000,000 over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fees were equivalent to annual rates of .31% and .45%, respectively of average net assets after the performance adjustment for the Destiny I and Destiny II funds, respectively.
Fidelity Distributors Corporation, an affiliate of FMR and sponsor of the Plans, received $1,233,174 and $2,751,345 as its portion of the Creation and Sales Charges on sales of Destiny Plans I and Destiny Plans II, respectively, for the period.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01%, and .01% of the average net assets of Destiny I and Destiny II, respectively.
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Each fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms for Destiny I and Destiny II were $386,433 and $741,745, respectively for the period.
BANK BORROWINGS.
The funds are permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The funds have established borrowing arrangements with certain banks. Under the most restrictive arrangement, the funds must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. For Destiny I the maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,840,000. The weighted average interest rate was 5.8%. Interest expense includes $1,247 paid under the bank borrowing program. For Destiny II the maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $13,171,000. The weighted average interest rate was 5.8%. Interest expense includes $4,276 paid under the bank borrowing program.
EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of each fund's expenses. For the period, each fund's expenses were reduced by $34,288 and $125,757 under this arrangement for Destiny I and Destiny II, respectively.
In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of each fund's expenses. During the period, the custodian and transfer agent fees were reduced by $4,424 and $13,961 for Destiny I and $1,031 and $13,716, for
Destiny II under these arrangements, respectively.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of
Fidelity Destiny Portfolios: Destiny I and Destiny II:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Destiny I and Destiny II (funds of Fidelity Destiny Portfolios) at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Destiny Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1998
DISTRIBUTIONS


The Board of Trustees of Destiny I and Destiny II voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

              Destiny I Destiny II
PAY DATE      12/29/97  12/29/97

RECORD DATE   12/26/97  12/26/97

DIVIDENDS     $ .47     $ .25

SHORT-TERM
CAPITAL GAINS $ .36     $ .20

LONG-TERM
CAPITAL GAINS $ 1.67    $ .77

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate     60.50%    62.34%
 20% rate     39.50%    37.66%

Totals of 32% and 21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax for Destiny I and Destiny II, respectively.
Totals of 33% and 33% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders for Destiny I and Destiny II, respectively.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.